UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. ____)

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UTG, INC (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UTG, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Friday, June 27, 2025

To the Shareholders of UTG, INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of UTG Inc., a Delaware corporation (“UTG”), will be held on Friday, June 27, 2025 at 9:30 a.m. eastern time at the offices of UTG, Inc., 205 North Depot Street, Stanford, Kentucky 40484 for the following purposes:

1.	To elect seven directors of UTG to serve for a term of one (1) year and until their successors are elected and qualified;

2.	To approve the proposed UTG, Inc. stock option plan.

3.	To approve, on a non-binding, advisory basis, the compensation of UTG’s named executive officers as described in the proxy statement that accompanies this notice;
4.	Non-binding, advisory vote on the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers.

5.	To consider and act upon such other business as may properly be brought before the meeting.

The Board of Directors has fixed the close of business on April 30, 2025, as the record date for the Annual Meeting.  Only shareholders of record as of the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, you are urged to mark, date, and sign the proxy and return it promptly so that your shares can be represented and voted at the Annual Meeting.  A proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions in the accompanying proxy statement and will not affect your right to vote in person in the event that you decide to attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

UTG, INC.

Bradley J. Betack, Secretary

Dated:  May 15, 2025
Stanford, Kentucky

YOUR VOTE IS IMPORTANT!

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

PROXY STATEMENT FOR ANNUAL MEETING OF
SHAREHOLDERS OF
UTG, INC.

GENERAL INFORMATION REGARDING SOLICITATION

The Annual Meeting of the Shareholders of UTG, Inc., a Delaware corporation (“UTG” or the “Company”), will be held on Friday, June 27, 2025 at 9:30 a.m. at the offices of UTG, Inc., 205 North Depot Street, Stanford, Kentucky 40484.  The mailing address of UTG’s principal executive office is 205 North Depot Street, Stanford, Kentucky 40484.

This proxy statement is being made available via the Company’s website at www.utgins.com to each holder of record of the issued and outstanding shares of common stock of UTG, no par value (the “Common Stock”), as of the close of business on April 30, 2025, in order to furnish to each shareholder information relating to the business to be transacted at the meeting.

This proxy statement and the proxy are being made available on or about May 15, 2025, to the shareholders of UTG entitled to notice of and to vote at the meeting.  The Annual Report of UTG for the fiscal year ended December 31, 2024, has been made available to shareholders.  UTG will bear the cost of soliciting proxies from its shareholders.  UTG may reimburse brokers and other persons for their reasonable expenses in forwarding proxy materials to the beneficial owners of Common Stock.  Solicitations may be made by telephone, fax or by personal calls, and it is anticipated that such solicitations will consist primarily of requests to brokerage houses, custodians, nominees, and fiduciaries to forward the soliciting material to the beneficial owners of shares held of record by such persons.  If necessary, officers and regular employees of UTG may by telephone or personal interview request the return of proxies.

VOTING

The proxy is solicited by and on behalf of the Board of Directors of UTG.  If you are unable to attend the meeting on Friday, June 27, 2025, please complete the proxy and return it to us in the accompanying envelope so that your shares will be represented and voted at the meeting.

When the proxy is duly executed and returned in advance of the meeting, and is not revoked, the shares represented thereby will be voted in accordance with the authority contained therein.  Any shareholder giving a proxy may revoke it at any time before it is voted by delivering to the Secretary of UTG a written notice of revocation or a duly executed proxy bearing a later date, or by attending the meeting and voting his or her shares in person.  If a proxy fails to specify how it is to be voted, it will be voted “FOR” the election of the directors.

Inspectors of election will be appointed to tabulate the number of shares of Common Stock represented at the meeting in person or by proxy, to determine whether or not a quorum is present and to count all votes cast at the meeting.  The holders of a majority of the outstanding shares of Common Stock as of the record date must be represented at the meeting in person or by proxy in order for a quorum to be present at the meeting.  The inspectors of election will treat abstentions and broker non-votes as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  Abstentions and broker non-votes will have no effect on the election of directors but will have the effect of a vote against any other matter submitted to a vote at the meeting.  The holders of Common Stock as of the record date are entitled to one vote per share of Common Stock with respect to the election of directors, and any other matter that may be submitted to a vote at the meeting.  With respect to the election of directors, the affirmative vote of a plurality of the votes duly cast is required for the election of directors (that is, the nominees receiving the greatest number of votes will be elected).  There are no cumulative voting rights with respect to the election of directors.  The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the annual meeting is required to approve any other matter that may be submitted to a vote at the meeting.  Management is not aware of any matter to be brought before the shareholders at the meeting other than the election of directors and the proposal to approve, on a non-binding, advisory basis, the compensation of the named executive officers.

The Correll affiliates hold approximately 66.2% of the outstanding Common Stock (See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”) and intend to vote their shares in favor of the director nominees set forth in this proxy statement, in favor of the proposal to approve the compensation of UTG’s named executive officers and in favor of the UTG, Inc. stock option plan as described in the proxy statement.

VOTING SECURITIES OUTSTANDING

April 30, 2025, has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting or any adjournments or postponements thereof.  On that date, UTG had outstanding 3,154,657 shares of Common Stock.  No other voting securities of UTG are outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

Principal Holders of Securities

The following tabulation sets forth the name and address of the entity known to be the beneficial owners of more than 5% of UTG’s Common Stock and shows:  (i) the total number of shares of Common Stock beneficially owned by such person as of April 30, 2025 and the nature of such ownership; and (ii) the percent of the issued and outstanding shares of Common Stock so owned as of the same date.

Title		Amount	Percent
of	Name and Address	and Nature of	Of
Class	of Beneficial Owner (2)	Beneficial Ownership	Class (1)

Common	Jesse T. Correll	154,312	(3)(5)	4.9%
Stock, no	First Southern Bancorp, Inc.	1,406,785	(3)(4)(5)	44.6%
par value	First Southern Funding, LLC	400,000	(3)(4)(5)	12.7%
	First Southern Holdings, LLC	1,201,876	(3)(4)(5)	38.1%
	WCorrell, Limited Partnership	72,750	(3)(5)	2.3%
	Cumberland Lake Shell, Inc.	128,750	(5)	4.1%

(1) The percentage of shares owned is based on 3,154,657 shares of Common Stock outstanding as of April 30, 2025.
(2) The address for each of Jesse Correll, First Southern Bancorp, Inc. (“FSBI”), First Southern Funding, LLC (“FSF”), First Southern Holdings, LLC (“FSH”), and WCorrell, Limited Partnership (“WCorrell LP”), is 205 North Depot Street, Stanford, Kentucky 40484.  The address for Cumberland Lake Shell, Inc. (“CLS”) is P.O. Box 430, 150 Railroad Drive, Somerset, Kentucky 42502.

(3) The share ownership of Jesse Correll listed includes 81,562 shares of Common Stock owned by him individually.  The share ownership of Mr. Correll also includes 72,750 shares of Common Stock held by WCorrell, Limited Partnership, a limited partnership in which Jesse Correll serves as managing general partner and as such, has sole voting and dispositive power over the shares held by the entity. In addition, by virtue of his ownership of voting securities of FSF and FSBI, and in turn, their ownership of 100% of the outstanding membership interests of FSH (the holder of 1,201,876 shares of Common Stock), Mr. Correll may be deemed to beneficially own the total number of shares of Common Stock owned by FSH, and may be deemed to share with FSH the right to vote and to dispose of such shares. Mr. Correll owns approximately 78% of the outstanding membership interests of FSF. Additionally, Mr. Correll owns directly approximately 44%, companies he controls own approximately 17%, and he has the power to vote but does not own an additional 2% of the outstanding voting stock of FSBI.  FSBI and FSF in turn own 99% and 1%, respectively, of the outstanding membership interests of FSH.

(4) The share ownership of FSBI consists of 204,909 shares of Common Stock held by FSBI directly and 1,201,876 shares of Common Stock held by FSH of which FSBI is a 99% member and FSF is a 1% member.  As a result, FSBI may be deemed to share the voting and dispositive power over the shares held by FSH.

(5) According to the Schedule 13D, as amended, filed April 17, 2024, Jesse Correll, FSBI, FSF and FSH, have agreed in principle to act together for the purpose of acquiring or holding equity securities of UTG.  In addition, because of their relationship with these Reporting Persons, Cumberland Lake Shell, Inc. and WCorrell Limited Partnership may also be deemed to be members of this group.  Therefore, each may be deemed to have acquired beneficial ownership of the equity securities of UTG beneficially owned by each of the Reporting Persons.

Security Ownership of Management of UTG

The following tabulation shows with respect to each of the Directors of UTG, UTG’s Chief Executive Officer and each of UTG’s two most highly compensated executive officers whose salary plus bonus exceeded $100,000 for fiscal 2024, and with respect to all executive officers and Directors of UTG as a group:  (i) the total number of shares of Common Stock beneficially owned by such person as of April 30, 2025 and the nature of such ownership; and (ii) the percent of the issued and outstanding shares of stock so owned as of the same date.

Title of	Name and Address of	Amount and Nature of	Percent of
Class	Beneficial Owner	Beneficial Ownership	Class (1)

UTG’s
Common Stock, no	Jesse T. Correll	Stanford, KY	2,089,847	(2)	66.2%
Par value	Preston H. Correll	Stanford, KY	3,482	(3)	*
	John M. Cortines	Georgetown, TN	4,533	(4)	*
	Thomas F. Darden, II	Raleigh, NC	64,014		2.0%
	Howard L. Dayton, Jr.	Sanford, FL	11,797	(5)	*
	Douglas P. Ditto	Danville, KY	50,394	(6)	1.6%
	Thomas E. Harmon	Springfield, IL	4,643		*
	Theodore C. Miller	Stanford, KY	16,292
	Gabriel J. Molnar	Louisville, KY	4,067		*
	Peter L. Ochs	Valley Center, KS	8,534	(7)	*
	Daniel Roberts	Stanford, KY	1,856	(8)	*
	All Directors and executive officers as a group (eleven in number)		2,259,459		71.6%
* Less than 1%

(1) The percentage of outstanding shares for UTG is based on 3,154,657 shares of Common Stock outstanding as of April 30, 2025.
(2) The share ownership of Jesse Correll listed includes 81,562 shares of Common Stock owned by him individually.  The share ownership of Mr. Correll also includes 72,750 shares of Common Stock held by WCorrell, Limited Partnership, a limited partnership in which Jesse Correll serves as managing general partner and as such, has sole voting and dispositive power over the shares held by the entity. In addition, by virtue of his ownership of voting securities of FSF and FSBI, and in turn, their ownership of 100% of the outstanding membership interests of FSH (the holder of 1,201,876 shares of Common Stock), Mr. Correll may be deemed to beneficially own the total number of shares of Common Stock owned by FSH, and may be deemed to share with FSH the right to vote and to dispose of such shares. Mr. Correll owns approximately 78% of the outstanding membership interests of FSF. Additionally, Mr. Correll owns directly approximately 44%, companies he controls own approximately 17%, and he has the power to vote but does not own an additional 2% of the outstanding voting stock of FSBI.  FSBI and FSF in turn own 99% and 1%, respectively, of the outstanding membership interests of FSH.
(3) Includes 3 shares held in street name.
(4) Includes 848 shares held in spouse’s IRA and 1,881 shares held in street name.
(5) Includes 473 shares held in street name.
(6) Includes 1,600 shares held in a retirement account, 800 shares in street name, and 2,000 shares held by two of his children, and 1,000 held by a third child.
(7) Includes 2,000 shares held in a trust for benefit of named individual.
(8) Includes 460 shares held in a retirement account.

Except as indicated above, the foregoing persons hold sole voting and investment power.
The Board of Directors

In accordance with the laws of Delaware and the Certificate of Incorporation and Bylaws of UTG, as amended, UTG is managed by its executive officers under the direction of the Board of Directors.  The Board elects executive officers, evaluates their performance, works with management in establishing business objectives and considers other fundamental corporate matters, such as the issuance of stock or other securities, the purchase or sale of a business and other significant corporate business transactions.  In the fiscal year ended December 31, 2024, the Board met five times.  During 2024, all Directors attended at least 75% of all meetings of the Board and meetings of committees of the Board,. Our Board of Directors does not have a policy requiring directors to attend annual meetings of shareholders.  All Board members attended our 2024 annual shareholders’ meeting, except for Howard L. Dayton, Jr,, Thomas F. Darden II, April R. Chapman and Peter L. Ochs.

The Board of Directors has an Audit Committee consisting of Messrs. Molnar, Harmon, and Cortines. Our Board has determined that each of the members of the Audit Committee meets the criteria for independence under the NASDAQ listing standards.  The Audit Committee performs such duties as outlined in the Company’s Audit Committee Charter.  The Audit Committee reviews and acts or reports to the Board with respect to various auditing and accounting matters, the scope of the audit procedures and the results thereof, internal accounting and control systems of UTG, the nature of services performed for UTG and the fees to be paid to the independent auditors, the performance of UTG's independent and internal auditors and the accounting practices of UTG.  The Audit Committee also recommends to the full Board of Directors the auditors to be appointed by the Board. The Audit Committee met four times in 2024.

The Board has reviewed the qualifications of each member of the audit committee and determined one member of the committee, Gabriel Molnar, meets the definition of an “audit committee financial expert” as defined in Item 407 of Regulation S-K.

The Board of Directors has a Compensation Committee consisting of Messrs. Darden, Cortines, and Ochs.  Our Board has determined that each of the members of the Compensation Committee meets the criteria for independence under the NASDAQ listing standards.  The Compensation Committee performs such duties as outlined in the Company’s Compensation Committee Charter.  The Compensation Committee reviews and acts or reports to the Board with respect to various compensation matters relative to the Company’s executive officers.  The Compensation Committee has the authority to delegate appropriate matters to subcommittees as the Committee may determine in its discretion. The Compensation Committee met one time in 2024.

Under UTG’s By-Laws, the Board of Directors should be comprised of at least six and no more than eleven Directors.  At December 31, 2024, the Board consisted of eight Directors.  Shareholders elect Directors to serve for a period of one year at UTG’s annual shareholders’ meeting.

The Board of Directors does not have a formal nominating committee, or a committee that performs similar functions, and does not have a nominating committee charter.  The Board has concluded that the nominating process should not be limited to certain members so that a comprehensive selection of candidates can be considered.  Therefore, the nomination process is conducted by the full Board of Directors.  The Board of Directors has not adopted a formal policy with regard to the consideration of Director candidates recommended by shareholders.  Candidates for nomination have been recommended by an executive officer or director and considered by the Board of Directors.  Generally, candidates have been persons who have been known to one or more of our Board members.  The Board of Directors will, however, consider nominees recommended by shareholders.  Shareholders wishing to recommend candidates for Board membership must submit the recommendations in writing to the Secretary of the Company at least 90 days prior to a date corresponding to the previous year’s Annual Meeting, with the submitting shareholder’s name and address and pertinent information about the proposed nominee similar to that set forth for directors named herein.  The Board does not evaluate potential nominees for director differently based on whether they are recommended by a shareholder.

The Board of Directors has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director.  Proposed nominees will be considered in light of their potential contributions to the Board, their backgrounds, their independence and such other factors as the Board considers appropriate.  We do not have a specific policy relating to the consideration of diversity in identifying director candidates.  However, the Board of Directors does consider the diversity of our Board when identifying director candidates.  The amount of consideration given to diversity varies with the Boards’ determination of whether we would benefit from expanding the Board’s diversity in a particular area.  We believe this policy has been effective in identifying candidates with the diverse business experience necessary to lead our Company.

Our directors have demonstrated significant achievement and generally have significant management experience in one or more fields of business, professional, governmental, community or academic endeavors.  Our directors have sound judgement as a result of their management or policy making experience and demonstrate an ability to function effectively in an oversight role.  Given the tenure of most of the directors on our Board, they have a general appreciation regarding major issues facing the Company.  These experiences make each of our directors well qualified to be a member of the Company’s Board of Directors.

The Board of Directors has provided a process for shareholders to send communications directly to the Board.  These communications can be sent to Jesse Correll, Chairman of the Board, CEO, and President of UTG, at the corporate headquarters at 205 North Depot Street, Stanford, Kentucky 40484.

Our Board of Directors is led by Jesse Correll, our Chairman of the Board, CEO, and President.  The decision as to who should serve as Chairman of the Board, and who should serve as Chief Executive Officer, and whether those offices should be combined or separate, is properly the responsibility of our Board of Directors.  The Board of Directors believes that the most effective leadership structure for us at this time is for Mr. Correll to serve as both Chairman of the Board and Chief Executive Officer.  Our Board does not have a lead independent director and does not believe that designating a lead independent director would be necessary or helpful at this time.

Our Board of Directors oversees our risk management in cooperation with management.  The Board and management regularly assess and communicate regarding risks confronting the Company, including transaction specific risks, macroeconomic trends, industry developments, and risk factors unique to our business.  The members of the Audit Committee also discuss various financial reporting and accounting risk factors with our independent audit firm.

Code of Ethics

The Company has adopted a Code of Ethics and Business Conduct for our Directors, officers (including our Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, and persons performing similar function) and employees.  The Code of Business Conduct and Ethics is available to our shareholders by requesting a free copy of the Code of Business Conduct and Ethics by writing to us at UTG, Inc., 205 North Depot Street, Stanford, Kentucky 40484.

Section 16(a) Beneficial Ownership Reporting Compliance

Directors and officers of UTG file periodic reports regarding ownership of Company securities with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934 as amended, and the rules promulgated there under.  UTG is not aware of any individuals who filed late with the Securities and Exchange Commission during 2024.  SEC filings may be viewed from the Company’s Web site www.utgins.com.

Audit Committee Report to Shareholders

In connection with the December 31, 2024 financial statements, the audit committee: (1) reviewed and discussed the audited financial statements with Management; (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended, (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (3) received the written disclosures and the letter from its independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent auditors their independence.  Based upon these reviews and discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K filed with the SEC for the last fiscal year.

Members of the Company’s Audit Committee:

Gabriel J. Molnar	Committee Chairman
Thomas E. Harmon
John M. Cortines

PROPOSAL ONE

ELECTION OF DIRECTORS

At the annual meeting of shareholders of UTG, seven directors are to be elected, each director to hold office until the next annual meeting and until his successor is elected and qualified.  Each nominee will be elected director by the affirmative vote of a plurality of the votes duly cast for such nominee.  The persons named in the proxy intend to vote the proxies as instructed in the proxies.  If no instructions are given in a particular proxy, the persons named in the proxy intend to vote the proxy for the nominees listed below. Should any of the nominees listed below become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substituted nominee or nominees; however, the management of UTG currently knows of no reason to anticipate such an occurrence.  All of the nominees have consented to be named as nominees and to serve as directors if elected. Information with respect to business experience of the Board of Directors has been furnished by the respective directors or obtained from the records of UTG.  The following individuals are the nominees for the election of directors:

Name, Age	Position with the Company, Business Experience and Other Directorships

Jesse T. Correll, 68
Chairman of UTG and Universal Guaranty Life Insurance Company since 2000; Director of UTG since 1999; Chairman of First Southern Bancorp, Inc. since 1988; President and CEO of First Southern Bancorp, Inc. from 1988-2015 and 2023 to present; Manager and President of First Southern Funding, LLC since 1992; President, Director of The River Foundation since 1990; Board member of Crown Financial Ministries from 2004 to 2009; Friends of the Good Samaritans since 2005; Generous Giving from 2006 to 2009; the National Christian Foundation since 2006; Centre Board of Trustees from 2015 to 2022; and Cumberland Lake Shell, Inc. since 2017.

Preston H. Correll, 44
Preston, along with his wife Rachel, and three children own and operate St. Asaph Farm in Stanford, Kentucky where they focus on sustainable farming and raising natural meat. He is also co-founder of Marksbury Farm Market based in Bryantsville, Kentucky.  He has been involved with The Good Samaritan School in Delhi, India since 2003 and serves on the board of the Friends of the Good Samaritans. Director of UTG, Inc. since December 2018.

John M. Cortines, 36

Mr. Cortines serves as the Director of Grantmaking at the Maclellan Foundation. He is the author of multiple books on money, faith, and generosity.  Prior to entering the nonprofit sector, he worked in the oil and gas industry as an engineer for Chevron Corporation.  Mr. Cortines is a graduate of Harvard Business School (MBA), King Abdullah University of Science and Technology (MS), and Texas A&M University (BS).  Director of UTG, Inc. since December 2018.

Thomas F Darden, II, 70

Mr. Darden is the Founder and Chief Executive Officer of Cherokee, an investment company that invests in both private equity and venture capital. Beginning in 1984, Mr. Darden served for 16 years as the Chairman of Cherokee Sanford Group, a brick manufacturing and soil remediation company.  From 1981 to 1983, he was a consultant with Bain & Company in Boston. From 1977 to 1978, he worked as an environmental planner for the Korea Institute of Science and Technology in Seoul, where he was a Henry Luce Foundation Scholar. Mr. Darden is on the Boards of Shaw University, the Institute for The Environment at the University of North Carolina and the Board of Governors of the Research Triangle Institute.  Mr. Darden earned a Masters in Regional Planning from the University of North Carolina, a Juris Doctor from Yale Law School and a Bachelor of Arts from the University of North Carolina, where he was a Morehead Scholar.

Howard L. Dayton, Jr., 81

In 1985, Mr. Dayton founded Crown Ministries in Longwood, Florida.  Crown Ministries merged with Christian Financial Concepts in September 2000 to form Crown Financial Ministries, the world’s largest financial ministry.  He served as Chief Executive Officer from 1985 to 2007 and in 2009 founded Compass - Finances God’s Way.  Mr. Dayton is a graduate of Cornell University.  He developed The Caboose, a successful railroad-themed restaurant in Orlando, FL in 1969. In 1972 he began his commercial real estate development career, specializing in office development in the Central Florida area.  He has authored five popular small group studies, produced several video series, and was the host for the nationally syndicated radio programs MoneyWise and HeyHoward.  Asbury University named their business school the Howard Dayton School of Business.  Mr. Dayton became a Director of UTG, Inc. in December 2005.

Thomas E. Harmon, 70

Director of UTG and Universal Guaranty Life Insurance Company since March 2016.  Mr. Harmon is the previous owner and President of Harmon Foods, Inc., a chain of retail supermarkets, for the past 40 years. Mr. Harmon recently sold the operating parts of Harmon Foods, Inc. now managing the assets of Harmon Foods. Mr. Harmon has been active in many charitable organizations over the years, most recently serving as a Board Member with Amigos En Cristo Ministries, an organization serving one of the most disadvantaged parts of the world – Juarez, Mexico.

Gabriel J. Molnar, 38

Mr. Molnar is the Chief Financial Officer at Capstone Realty Inc., a commercial real estate development company in Louisville, Kentucky.  Mr. Molnar is a licensed CPA and real estate broker in Kentucky. Prior to Capstone, Mr. Molnar worked as a Financial Analyst with Procter & Gamble and as a public company auditor and healthcare consultant with PricewaterhouseCoopers.  Mr. Molnar received a MBA from the Owen Graduate School of Management at Vanderbilt University and is also a graduate of Asbury University in Wilmore, Kentucky.

The Board of Directors recommends that shareholders vote “FOR” the election of the director nominees listed above.

PROPOSAL TWO

PROPOSED UTG, INC. STOCK OPTION PLAN

At the annual meeting of shareholders of UTG, a proposed stock option plan will be voted on.  The UTG, Inc. 2025 Stock Option Plan (the “Plan”) was approved by the Board of Directors at the March 26, 2025 board meeting.  The Plan will only become effective if approved by shareholders at the annual meeting.  If approved by shareholders at the annual meeting, the effective date of the Plan will be June 27, 2025.

The purpose of the Plan is to enable UTG to attract and retain the types of employees, officers, directors, consultants, advisors and other service providers who will contribute to UTG’s long-range success and to promote the success of UTG’s business through the award of options to purchase shares of Common Stock of UTG (“stock options”).

The following summary of the material terms of the Plan is qualified in its entirety by the full text of the Plan, a copy of which is attached to this proxy statement as Appendix C. You also may obtain a copy of the Plan, free of charge, by writing to UTG, Attention Bradley J, Betack, Secretary, 205 North Depot Street, Stanford, Kentucky 40484.

Shares Available for Awards

The Plan will allow for up to 300,000 shares of Common Stock of UTG to be awarded, subject to adjustments for such events as share splits, share dividends, reorganization or other such corporate events that change the capital structure of the Company affecting the Common Stock, as further discussed below.  Shares authorized under the Plan represent less than 10% of the total shares of Common Stock currently outstanding.

If any outstanding stock option awarded under the Plan expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the award related, then the shares subject to such award will again become available for future award under the Plan.

Administration of the Plan

The Plan will be administered by the Compensation Committee with respect to individuals our Board has identified as “Designated Executives” and by the Board with respect to all others eligible to participate in the Plan. (As applicable, the Compensation Committee and the Board are referred to in this discussion as the “Governing Committee” of the Plan). The applicable Governing Committee will have the authority to, among other things, interpret the Plan, determine who will be awarded stock options under the Plan, determine the terms and conditions of each stock option awarded by it, and take action as it determines to be necessary or advisable for the administration of the Plan.

Eligibility

The applicable Governing Committee may grant stock options to any employee, officer, director, consultant, advisor or other individual service provider of UTG and its affiliates. Approximately 40 employees, 11 officers, 6 non-employee directors, and 5 consultants, advisors and other service providers would be eligible to participate in the Plan if it were currently in place. Non-employee directors currently receive directors’ fees payable in shares of Common Stock awards as described in this proxy statement under Director Compensation of Directors and the UTG's named executive officers receive annual bonuses payable in shares of Common Stock awards as described in this proxy statement in the Executive Compensation Table.

Types of Awards That May Be Granted

Two types of stock options may be awarded under the Plan:  an incentive stock option (ISO) or nonqualified stock option, in accordance with applicable law and regulations.  Only employees are eligible to receive incentive stock options.

Subject to the limits in the Plan, the applicable Governing Committee has the authority to set the size and type of each stock option awarded and any vesting conditions.

Stock Options

A stock option is the right to purchase shares of Common Stock at a future date at a specified price per share called the exercise price. An option may be either an ISO or a nonqualified stock option. ISOs and nonqualified stock options are taxed differently, as described under Federal Income Tax Treatment of Awards Under the Plan. The exercise price of a stock option may not be less than the fair market value (or in the case of an ISO granted to a ten percent shareholder, 110% of the fair market value) of a share of Common Stock on the grant date. As of the record date, the closing price of the Common Stock as reported on the OTC Pink Market (UTGN) was $35.00. Full payment of the exercise price must be made at the time of such exercise in the manner approved by the applicable Governing Committee.

Vesting

The applicable Governing Committee has the authority to determine the vesting schedule of each stock option, and to accelerate the vesting and exercisability of any stock option.

Adjustments Upon Changes in Stock

In the event of changes in the Common Stock by reason of any stock or extraordinary cash dividend, stock split, reverse stock split or an extraordinary corporate transaction such as a recapitalization, reorganization, merger, consolidation, combination, split-up, spin-off, liquidation, or other relevant change in capitalization or corporate structure of UTG occurring after the grant date of any award, stock options granted under the Plan and any award agreements, the exercise price of stock options, the maximum number of shares of common stock subject to all stock options [including the maximum number of shares of Common Stock that may be issued under the Plan] will be equitably adjusted or substituted, as to the number, price or kind of a share of common stock as may be determined to be appropriate and equitable by the Board, in its sole discretion, to the extent necessary to prevent dilution or enlargement of rights and to preserve the economic intent of the award. The Board also may make adjustments in the terms and conditions of, and the criteria included in awards granted under the Plan in recognition of unusual or nonrecurring events (including, without limitation, the events described above) affecting UTG or its financial statements or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan and such adjustments are permitted by applicable laws.

Any of the foregoing adjustments made by the Board will be consistent with Sections 422, 424 and 409A of the Internal Revenue Code (Code), insofar as applicable, and will be conclusive and binding on all participants in the Plan.

Change in Control

If a change in control occurs after a stock option has been awarded under the Plan, the applicable Governing Committee will either: (a) arrange for assumption of the stock option (or substitution of a similar option) by the surviving or acquiring corporation (or its parent company); (b) arrange for the assignment of any repurchase rights held by UTG in respect of shares of Common Stock issued pursuant to the stock option to the surviving or acquiring corporation (or its parent company); (c) accelerate the vesting, in whole or in part, of the stock option (and, if applicable, the period during which it is exercisable) to a date prior to the effective time of the change in control, with such stock option terminating if not exercised at or prior to the change in control; (d) arrange for the lapse of any repurchase rights held by UTG with respect to the stock option; (e) cancel or arrange for the cancellation of the stock option, to the extent not vested or not exercised prior to the change in control, in exchange for such cash consideration, if any, as the Governing Committee, in its sole discretion, may consider appropriate; or (f) cash-out the stock option at a price equal to value the participant would have received upon the exercise of the option net of the exercise price payable by such participant in connection with such exercise.  The applicable Governing Committee need not take the same action or actions with respect to all stock options or portions thereof or with respect to all participants.

In addition, unless otherwise provided in the award agreement or other written the participant and UTG or its affiliates and subject to applicable law, all stock options awarded to a participant will become fully vested and exercisable if the participant’s employment is involuntarily terminated without cause at the time of or within one (1) year following a change in control.

The Plan generally defines a “change in control” as: (a) the consummation of a merger or consolidation of UTG with any other business entity, other than a merger or consolidation which results in the voting securities of UTG outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of UTG or such surviving entity outstanding immediately after such merger or consolidation; or (b) consummation of the sale or disposition by the Company of all or substantially all of UTG’s assets.  However, to the extent a transaction results in a payment that is subject to (and not exempt under) Section 409A of the Code, the transaction will not be deemed to constitute a “change in control event” unless it also constitutes a “change in control event” under the regulations promulgated under Section 409A of the Code.  The Board will have conclusive authority to determine, in its discretion, whether a change in control has occurred under the Plan.

Amendment or Termination of the Plan

The Board may amend or terminate the Plan at any time. However, except in the case of adjustments upon changes in Common Stock, no amendment will be effective unless approved by the shareholders of UTG to the extent shareholder approval is necessary to satisfy applicable laws or the amendment increases the number of shares of Common Stock available under the Plan or the number of shares of Common Stock available for issuance as ISOs, or the amendment permits the applicable Governing Committee to grant stock options with an exercise price that is below fair market value on the date of grant, or the amendment permits the applicable Governing Committee to extend the exercise period for a stock option beyond ten (10) years from the date of grant, or the amendment results in a material increase in benefits or a change in eligibility requirements or changes the granting corporation or the type of share of Common Stock.

The Plan will terminate on ten (10) years from the date it is approved by shareholders, unless previously terminated by the Board.

After the Plan is terminated, no awards of stock options may be granted but stock options previously awarded will remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Amendment of Awards

The applicable Governing Committee may amend the terms of any one or more awards. However, the applicable Governing Committee may not amend an award that would impair a participant's rights under the award without the participant's written consent.

Federal Income Tax Consequences of Awards

The following is a summary of U.S. federal income tax consequences of awards granted under the Plan, based on current U.S. federal income tax laws. This summary does not constitute legal or tax advice and does not address municipal, state or foreign income tax consequences.

Nonqualified Stock Options

The grant of a nonqualified stock option will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the shares on the date of exercise over the exercise price and UTG will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses.
Incentive Stock Options (ISOs)

The grant of an ISO will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant if at the time of exercise the participant has been employed by UTG or its subsidiaries at all times beginning on the date the ISO was granted and ending not more than 90 days before the date of exercise. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum tax liability for the year the shares are sold.

If the participant does not sell the shares acquired on exercise within two years from the date of grant and one year from the date of exercise then on the sale of the shares any amount realized in excess of the exercise price will be taxed as capital gain. If the amount realized in the sale is less than the exercise price, then the participant will recognize a capital loss.

If these holding requirements are not met, then the participant will generally recognize ordinary income at the time the shares are sold in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized on the sale of the shares over the exercise price, and UTG will be entitled to a corresponding deduction. The proceeds in excess of the shares’ fair market value on the exercise date will be taxed as a long-term or short-term capital gain, depending on the time the shares are held after exercise.

Section 409A

Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. The Plan and awards of stock options under the Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.  If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties.

Section 162(m) and Limits on UTG's Deductions

Section 162(m) of the Code denies deductions to publicly held corporations for compensation paid to certain senior executives that exceeds $1,000,000.

New Plan Benefits

Awards under the Plan will be granted in amounts and to individuals as determined by the applicable Governing Committee in its sole discretion. Therefore, the benefits or amounts that will be received by employees, officers, directors, consultants, advisors and other service providers under the Plan are not determinable at this time.

Required Vote

Approval of this Proposal Two requires a majority of the votes cast at the annual meeting.  Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

Board Recommendation

The Board of Directors recommends that shareholders vote “FOR” the UTG, Inc. Stock Option Plan.

PROPOSAL 3

APPROVAL ON A NON-BINDING ADVISORY BASIS OF THE COMPENSATION OF NAMED EXECTUIVE OFFICERS

We are seeking advisory shareholder approval of the compensation of the named executive officers as disclosed in this proxy statement.  This proposal gives you, as a shareholder, the opportunity to endorse or not endorse the compensation the Company paid to the named executive officers by voting on the following resolution, which is commonly known as a "say-on-pay" proposal.  We have included this proposal among the items to be considered at the meeting pursuant to the requirements of Section 14A of the Securities Exchange Act of 1934.

"Resolved, that the shareholders of UTG, Inc. approve the compensation of the named executive officers of UTG, Inc. as disclosed pursuant to Item 402(m) through (q) of Regulation S-K in the Company's Proxy Statement for its 2025 Annual Meeting of Shareholders."

Because the vote is advisory, it will not be binding upon the Board of Directors or the Compensation Committee.  However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

We believe that our compensation policies and procedures are centered on a pay-for-performance culture and are aligned with the long-term interests of our shareholders.

Required Vote

Approval of this Proposal Three requires a majority of the votes cast at the annual meeting.  Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

Board Recommendation

The Board of Directors recommends a vote "For" approval of the compensation of our named executive officers.

PROPOSAL 4

NON-BINDING, ADVISORY VOTE ON THE FREQUENCY OF FUTURE NON-BINDING ADVISORY VOTES ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act and Section 14A of the Securities Exchange Act of 1934 provide that shareholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently the Company should seek future advisory votes on the compensation of the named executive officers as disclosed in accordance with the compensation disclosure rules of the Securities and Exchange Commission. This is commonly known as a “say-on-frequency” vote. Rule 14a-21(b) of the Exchange Act requires the Company to solicit shareholder votes on the frequency with which it should seek future advisory votes on the compensation of our named executive officers at least once every six years.

By voting with respect to this Proposal No. 4, shareholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation once every one, two, or three years.  Shareholders also may, if they wish, abstain from casting a vote on this proposal.

Our Board has determined that an annual advisory vote on executive compensation will allow our shareholders to provide timely, direct input on the Company's executive compensation philosophy, policies and practices as disclosed in the proxy statement each year.  Accordingly, the Board believes that an annual vote is consistent with the Company's efforts to engage in an ongoing dialogue with the Company's shareholders on executive compensation and corporate governance matters.

The Company recognizes that the shareholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our shareholders as to their preferences on the frequency of an advisory vote on executive compensation.

This vote is advisory and not binding on the Company or our Board in any way.  The Board and the Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation.  The Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency receiving the most votes cast by our shareholders.

Shareholders may cast a vote on the preferred voting frequency by selecting the option of one year, two years, or three years (or abstain) when voting in response to the resolution set forth below.

"Resolved, that the shareholders determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Company's named executive officers as set forth in the Company's proxy statement should be every year, every two years, or every three years."

Vote Required and Board of Directors’ Recommendation

Shareholders will not be voting to approve or disapprove the recommendation of the Board. The proxy card provides shareholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining), The option that receives the highest number of affirmative votes properly cast will be deemed to be the frequency preferred by our shareholders.

The Board of Directors recommends that you vote "FOR" the option of once every year as the preferred frequency for advisory votes on executive compensation.

EXECUTIVE OFFICERS OF UTG

More detailed information on the following executive officers of UTG appears under “Directors”:

Jesse T. Correll	Chairman of the Board, Chief Executive Officer, and President

Other executive officers of UTG are set forth below:

Name, Age	Position with UTG and Business Experience
Theodore C. Miller, 62

 Senior Vice President and Chief Financial Officer of UTG, Inc. and Universal Guaranty Life Insurance Company since 1997; Senior Vice President and Chief Financial Officer of subsidiary companies since 1997; and Chief Financial Officer of First Southern Bancorp, Inc. and First Southern National Bank since 2016.

Daniel T. Roberts, 42

Vice President of UTG, Inc and Universal Guaranty Life Insurance Company since February 2023. President of Universal Guaranty Life Insurance Company as of September 2023; Vice President of First Southern Bancorp, Inc. and First Southern National Bank since 2023 and served in various capacities since 2016.

Douglas P. Ditto, 69

Vice President of UTG, Inc. and Universal Guaranty Life Insurance Company since June 2009; Chief Investment Officer from 2009 to 2012; Assistant Vice President from June 2003 to June 2009; Executive Vice President of First Southern Bancorp, Inc. since March 1985.

EXECUTIVE COMPENSATION
Executive Compensation Table

The following table sets forth certain information regarding compensation paid to or earned by UTG’s Chief Executive Officer, and each of UTG’s two most highly compensated executive officers whose salary plus bonus exceeded $100,000 during UTG’s last fiscal year:
Name and Principal position	Year	Salary	Bonus	Stock Awards (1)	All Other Compensation (2)	Total
Jesse T. Correll Chief Executive Officer	2024	$217,500	$9	$234,991	$13,050	$465,550
	2023	217,500	6	289,994	13,050	520,550
Douglas P. Ditto Vice President	2024	187,500	200,000	0	11,250	398,750
	2023	187,500	99,991	150,009	11,250	448,750
Theodore C. Miller Chief Financial Officer	2024	117,500	69,900	30,100	7,050	224,550
	2023	117,292	49,880	50,120	7,038	224,330
Casey J. Willis (3) Vice President	2024	200,000	300,000	49,998	12,000	561,998
	2023	200,000	274,800	50,120	12,000	536,920

(1)	Stock awards in the form of an annual bonus of 11,726 and 21,958 shares were issued in 2024 and 2023, respectively.
(2)	All Other Compensation consists of matching contributions to an Employee Savings Trust 401(k) Plan
(3)	Casey Willis is not deemed to be an executive officer.

Outstanding Equity Awards at Fiscal Year End

As of December 31, 2024, there were no unexercised options, stock that has not vested or equity incentive plan awards outstanding for any of the above named executive officers.

Compensation of Directors

Effective January 1, 2018, a new compensation arrangement was approved whereby each outside Director annually receives $5,000 as a retainer and $2,500 per meeting attended.  The compensation, however, is paid in UTG Common Stock.  The value is determined annually on the close of business December 20th or the next business day should December 20th be a weekend or holiday, based on the activity of the year just ending.  Reasonable travel expenses are reimbursed in cash as incurred.  UTG's Director Compensation policy provides that Directors who are employees of UTG or its affiliates do not receive any compensation for their services as Directors except for reimbursement for reasonable travel expenses for attending each meeting.  The following table reflects compensation paid to all Directors who served in 2024.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	All Other Compensation (2)	Total
Jesse T. Correll, Chief Executive Officer	$0	$0	$0	$0
April R. Chapman, Director (3)	0	5,000	0	5,000
Preston H. Correll, Director	0	17,500	5,000	22,500
John M. Cortines, Director	0	17,500	0	17,500
Thomas F. Darden, II, Director	0	17,500	0	17,500
Howard L. Dayton, Director	0	17,500	0	17,500
Thomas E. Harmon, Director	0	17,500	0	17,500
Gabriel J. Molnar, Director	0	17,500	5,000	22,500
Peter L. Ochs, Director (4)	0	17,500	0	17,500

(1) Market value of stock on earned date was $28.09 per share.
(2) Other Compensation represents payment for consulting services performed relative to management enrichment.
(3) Resigned from Board effective June 28, 2024
(4) Mr. Ochs is not standing for re-election in 2025.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The Board of Directors determined that seven of the eight current Directors are “independent” as defined by Rule 5605 of the NASDAQ listing standards.  The independent Directors are, Preston H. Correll, John M. Cortines, Thomas F. Darden, Howard L. Dayton, Jr., Thomas E. Harmon, Gabriel J. Molnar, and Peter L. Ochs.

The articles of incorporation of UG contain the following language under item 12 relative to related party transactions:

A director shall not be disqualified from-dealing with or contracting with the corporation as vendor, purchaser; employee, agent or otherwise; nor, in the absence of fraud, shall any transaction or contract or act of this corporation be void or in any way affected or invalidated by the fact that any director or any firm of which any director is a member or any corporation of which any director is a shareholder, director or officer is in any way interested in such transaction or contract or act, provided the fact that such director or such firm or such corporation so interested shall be disclosed or shall be known to the Board of Directors or such members thereof as shall be present at any meeting of the Board of Directors at which action upon any such contract or transaction or act shall be taken: nor shall any such director be accountable or responsible to the company for or in respect to such transaction or contract or act of this corporation or for any gains or profits realized by him by reason of the fact that he or any firm of which he is a member or any corporation of which he is a shareholder, director or officer is interested in such action or contract; and any such director may be counted in determining the existence of a quorum of any meeting of the Board of Directors of the company which shall authorize or take action in respect to any such contract or transaction or act and may vote thereat to authorize, ratify, or approve any such contract or transaction or act, with like force and effect as if he or any firm of which he is a member or any corporation of which he is a shareholder, director or officer were not interested in such transaction or contract or act.

On February 20, 2003, UG purchased $4 million of a trust preferred security offering issued by First Southern Bancorp, Inc. (“FSBI”).  The security has a mandatory redemption after 30 years with a call provision after 5 years.  The security pays a quarterly dividend at a fixed rate of 6.515%. The Company received dividends of $165,590 and $165,590 during 2024 and 2023, respectively.

On March 30, 2009, UG purchased $1 million of FSBI common stock.  The sale and transfer of this security is restricted by the provisions of a stock restriction and buy-sell agreement.

UTG has a 30.10% ownership interest in an aircraft that is jointly owned with First Southern National Bank and Bandyco, LLC. Bandyco, LLC is affiliated with the Estate of Ward F. Correll. Mr. Correll is the father of Jesse Correll and a former director of the Company. The aircraft is used for business related travel by various officers and employees of the Company. For years 2024 and 2023, UTG paid $332,445 and $307,442 for costs associated with the aircraft, respectively.

Effective January 1, 2007, UTG entered into administrative services and cost sharing agreements with its subsidiary. Under this arrangement, the subsidiary pays its proportionate share of expenses, based on an allocation formula. During 2024 and 2023, UG paid $7,480,761 and $7,910,324, respectively, in expenses. The Ohio Department of Insurance has approved the cost sharing agreement and it is Management’s opinion that where applicable, costs have been allocated fairly and such allocations are based upon accounting principles generally accepted in the United States of America.

The Company from time to time acquires mortgage loans through participation agreements with FSNB.  FSNB services the Company’s mortgage loans including those covered by the participation agreements.  The Company pays a 0.25% servicing fee on these loans and a one-time fee at loan origination of 0.50% of the original loan cost to cover costs incurred by FSNB relating to the processing and establishment of the loan.  The Company paid $20,137 and $18,694 in servicing fees and $26,665 and $18,630 in origination fees to FSNB during 2024 and 2023, respectively.

Effective January 1, 2017, UTG entered into a shared services contract with FSNB. Pursuant to the terms of the agreement, UTG and FSNB will utilize the services of the other’s staff in certain instances for the betterment of both entities. Personnel within departments, such as accounting, human resources, and information technology, are shared between the entities. Costs of these resources are then reimbursed between the companies.  The shared services arrangement provides benefits to both parties such as access to a greater pool of knowledgeable staff, efficiencies from elimination of redundancies and more streamlined operations.

The Company reimbursed expenses incurred by employees of FSNB relating to salaries, travel and other costs incurred on behalf of or relating to the Company and received reimbursements from FSNB. The Company paid $1,217,395 and $1,337,096 in 2024 and 2023, respectively to FSNB in net reimbursement of such costs.

Effective July 1, 2018, the Company assumed the employees of several smaller entities owned or associated with UTG. The purpose of this was to support the continued efforts to further streamline operations amongst associated entities. The salaries, benefits, and payroll related processing fees are 100% reimbursed by the associated entities on a monthly basis. During 2024 and 2023, the Company received reimbursements of $1,605,028 and $1,438,450, respectively. These costs are eliminated for consolidation of these entities, where applicable.

The Company rents a portion of the first floor and second floor of an 8,000 square foot, two-story office building, located in Stanford, KY. The first floor of the building is occupied by UTG and FSNB employees that are included in the shared services agreement between the two entities. The second floor is occupied by the customer service call centers for both UTG and FSNB employees. The building is owned by FSNB and UTG pays $2,000 per month in rent to FSNB for the portion of the building occupied by UTG employees. The Company paid rent of $24,000 to FSNB in 2024 and 2023.

As previously disclosed in the Notes Receivable section of Note 2 - Investments, several of the Company’s notes have participation agreements in place with third parties.  Certain participation agreements are with FSF, a related party.  The participation agreements are sold without recourse and assigned to the participant based on their pro-rata share of the principal, interest and collateral as specified in the participation agreements. The undivided participations in the notes receivable range from 20% - 50%.  The total amount of loans participated to FSF was $0 and $60,031 as of December 31, 2024 and 2023, respectively.

During the 4th quarter of 2023, UTG entered into a loan participation agreement with FSNB to fund a commercial mortgage loan issued to a company that is owned/managed by a member of UTG’s Board of Directors. UG had a 9% interest in the participated loan and agreed to fund up to $1,482,300. The loan was fully repaid in 2024.

Principal Accountant Fees and Services

The Audit Committee is required to be directly responsible for the appointment, compensation and retention of the Company’s independent registered public accounting firm.  The Audit Committee appointed Kerber, Eck & Braeckel LLP (“KEB”) as the Company’s independent registered public accounting firm for the years ended December 31, 2024 and 2023.

Amounts paid to, or billed by, the Company’s principal accountant, during the two most recent fiscal years by category were as follows:

Audit Fees - Audit fees paid for these audit services in the fiscal years ended 2024 and 2023 totaled $143,000 and $130,000 respectively. Fees billed for the quarterly reviews of the Company’s financial statements totaled $39,375 and $37,500 for the years 2024 and 2023, respectively.

Audit Related Fees - No audit related fees were incurred by the Company from KEB for the years ended 2024 and 2023.

Tax Fees – For the years ended 2024 and 2023, the Company paid $17,500 and $20,475, respectively, relating to certain tax advice and electronic filing of certain federal and state income tax returns of the Company.

All Other Fees – For the years ended December 31, 2024 and 2023, the Company paid $12,500 and $20,475, respectively, for the audit of the Company's employee benefit plan. During 2024, the Company paid no other fees to KEB.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

In order for a proposal by a shareholder to be included in UTG’s proxy statement and form of proxy for the 2026 Annual Meeting of Shareholders, the proposal must be received by UTG at its principal office on or before January 8, 2026.

OTHER MATTERS TO COME BEFORE THE MEETING

Management does not intend to bring any other business before the meeting of UTG’s shareholders and has no reason to believe that any will be presented to the meeting.  If, however, any other business should properly be presented to the meeting, the proxies named in the enclosed form of proxy will vote the proxies in accordance with their best judgment.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

The Securities and Exchange Commission rules permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.  This process allows for extra convenience for shareholders and potential costs savings for companies.

One or more brokers with accountholders who are UTG shareholders may send a single proxy statement addressed to two or more shareholders sharing the same address.  In those cases, a single proxy statement and Annual Report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholder.  Once you have received notice from your broker that they will be sending communications to your address in this way, they will continue this practice until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to receive proxy materials and communications in this way and would prefer to receive a separate proxy statement, please notify your broker or direct your written request to UTG, Inc., Bradley J, Betack, Secretary, 205 North Depot Street, Stanford, Kentucky 40484, or contact Mr. Betack at 217-241-6410.  UTG will deliver promptly, upon written or oral request in the manner provided above, a separate copy of the proxy statement and Annual Report for the fiscal year ended December 31, 2024 to a shareholder at a shared address to which a single copy was delivered.  If your broker is not currently delivering a single proxy statement addressed to two or more shareholders sharing the same address (i.e., you received multiple copies of this proxy statement), and you would like to request delivery of a single copy, you should contact your broker.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

UTG has filed its Annual Report for the year ended December 31, 2024, on Form 10-K with the Securities and Exchange Commission.  A copy of the report, including any financial statements and financial statement schedules, may be obtained without charge by any shareholder.  Requests for copies of the report should be sent to Bradley J. Betack, Secretary, UTG, Inc., 205 North Depot Street, Stanford, Kentucky 40484.

BY ORDER OF THE BOARD OF DIRECTORS

UTG, INC.

Bradley J. Betack, Secretary

Dated: April 15, 2025

Appendix A
UTG, Inc.

Charter of the Audit Committee of the Board of Directors

I.	Purpose

The Audit Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) to assist the Board in fulfilling its responsibility to oversee the quality and integrity of the Company’s financial reporting and the audits of the financial statements of the Company. The Audit Committee’s primary purpose is to assist the Board in oversight of:

◾	The integrity of the Company’s financial statements and internal controls;
◾	The Company’s compliance with legal and regulatory requirements;
◾	The qualifications and independence of the Company’s independent registered public accounting firm; and
◾	The performance of the Company’s internal audit function and independent registered public accounting firm.

II.	Composition

The Audit Committee shall be comprised of one or more members of the Board.  Committee members will be appointed by the Board to serve until their successors are elected. Unless a chairperson is elected by the full Board, the members of the Committee may designate a chairperson by majority vote.  All members of the Committee shall meet the independence criteria and have the qualifications set forth in Rule 10A-3 of the Securities Exchange Act of 1934 (the “Exchange Act”).

Accordingly, all of the members of the Committee shall be directors:
◾
Who do not accept any direct or indirect consulting, advisory or compensatory fee from the Company other than for board service or in respect of retirement or deferred compensation for prior service, who are not an “affiliated person” within the meaning of Rule 10A-3 under the Exchange Act; and

◾	Who have a basic understanding of finance and accounting and are able to read and understand fundamental financial statements and the regulatory requirements of the Company’s industry.

It is desirable, but not mandatory that at least one member of the Committee shall have accounting or related financial management expertise, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.  The above is not intended to require a Committee member to meet the SEC definition of a “financial expert”.

III.	Meetings

The Committee shall meet as often as deemed necessary or appropriate in its judgment, generally at least twice annually, either in person or by phone.  Any member of the Committee may call meetings of the Committee.

At least annually, the Committee should meet privately in executive session with management, the independent auditors, and as a Committee to discuss any matters that the Committee or each of the groups believes should be discussed.  The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors annually, at a minimum, to review the Company’s financial statements and significant audit findings.

IV.	Responsibilities and Duties

Documents/Reports/Accounting Information Review
◾	Review and reassess the adequacy of this Charter at least annually and submit the charter to the Board of Directors for approval.
◾
Review the Company’s annual audited financial statements prior to filing or distribution.  Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

◾	Recommend to the board whether the financial statements should be included in the annual report on Form 10-K.
Independent Registered Public Accounting Firm and Audit Process
◾
Appoint, compensate, retain, and oversee the work performed by the independent auditor retained for the purpose of preparing or issuing an audit report or related work.  Review the performance and independence of the independent auditor and remove the independent auditor if circumstances warrant. The independent auditor will report directly to the Audit Committee and the Audit Committee will oversee the resolution of disagreements between management and the independent auditor if they arise.

◾	On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.
◾
Review and approve both audit and nonaudit services to be provided by the independent auditor.  The authority to grant approvals may be delegated to one or more designated members of the Audit Committee, whose decisions will be presented to the full Audit Committee at its next meeting.

◾	Discuss with the independent auditor the matters required to be discussed under the standards of the PCAOB.
◾	Review with the independent auditor any problems or difficulties and management’s response.
◾	Hold timely discussions with the independent auditor regarding the following:
o	Critical accounting policies and practices
o	Other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences.
◾	At least annually, obtain and review a report by the independent auditor describing:
o	The independent auditor’s internal quality-control procedures
o
Any material issues raised by the most recent internal quality-control review or peer review, or by any inquiry or investigation by governmental or professional authorities within the preceding five years with respect to independent audits carried out by the independent auditor, and any steps taken to deal with such issues

o	All relationships between the independent auditor and the Company, addressing the matters set forth in PCAOB Rule 3526.
Financial Reporting Processes, Accounting Policies, and Internal Control Structure
◾
Periodically review the adequacy and effectiveness of the Company’s disclosure controls and procedures and the Company’s internal control over financial reporting, including any significant deficiencies and significant changes in internal controls.

◾	Understand the scope of the internal auditor’s review of internal control over financial reporting and obtain a report on significant findings and recommendations, together with management responses.
◾
Receive and review any disclosure from the Company’s CEO and CFO made in connection with the certification of the Company’s quarterly and annual reports filed with the SEC of: a) significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize, and report financial data; and b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control.

◾
Review major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; major issues as to the adequacy of the Company’s internal controls; and any special audit steps adopted in light of material control deficiencies.

◾	Annually review a summary of director and officers’ related party transactions and potential conflicts of interest.
◾
Oversee the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, including the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

Ethical Compliance, Legal Compliance, and Risk Management
◾	Review, with the Company’s counsel or other appropriate individuals, legal compliance and legal matters that could have a significant impact on the Company’s financial statements.
◾
Discuss policies with respect to risk assessment and risk management, including appropriate guidelines and policies to govern the process, as well as the Company’s major financial risk exposures and the steps management has undertaken to control them.

Reporting and Other Responsibilities
◾	Review, with management, the Company’s finance function, including its annual Plan, organization, and quality of personnel.
◾	Perform other activities consistent with this Charter, the Company’s bylaws, and governing laws that the Board or Audit Committee determines are necessary or appropriate.

V.	Procedures

The Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company.  The Committee shall have the authority and sufficient funding to retain outside legal counsel, accountants or other experts as it determines necessary and appropriate to assist the Committee in carrying out its functions, without obtaining the approval of the Board or management.

VI.	Limitation of Audit Committee’s Role

While the Committee has the oversight responsibility set forth in this Charter, it does not have the duty to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibility of management and the independent registered public accounting firm. In addition, the Committee recognizes that the Company’s management, internal audit staff and the independent registered public accounting firm, devote more time to reviewing or analyzing the Company’s business and its operations and as a result, have more knowledge and detailed information concerning the Company than members of the Committee. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the quality or adequacy of the independent registered public accounting firm.

Appendix B
UTG, Inc.

Charter of the Compensation Committee of the Board of Directors

Compensation Committee Purpose

I. Compensation Committee Purpose

The Compensation Committee of the Board of Directors (the “Board”) of UTG, Inc. (“UTG” or the “Company”) is appointed by the Board to discharge the Board’s responsibilities relating to compensation of the Company’s Chief Executive Officer (the “CEO”), the Company’s executive officers and other senior executives of the Company (the “Senior Executives”).  The Committee has overall responsibility for approving and evaluating all compensation plans, policies and programs of the Company as they affect the CEO, the Executive Officers, and the Senior Executives.

II. Compensation Committee Composition

The Committee shall have at least two members.  The members of the Committee shall be determined at the first meeting of the Board to be held following the annual general meeting of shareholders or as soon thereafter as practicable.  Vacancies on the Committee shall be filled by like vote of the Board at the next meeting of the Board following the occurrence of the vacancy or as soon thereafter as practicable.  A member may be removed from the Committee at any time, with or without cause, by the Board.

Each member of the Committee must satisfy such criteria of independence as the Board may establish and such additional regulatory or listing requirements as the Board may determine to be applicable or appropriate.  Accordingly, each member must qualify as a “non-employee director” under Rule 16b-3 of the Securities and Exchange Commission (the “SEC”) and may not be part of a compensation committee interlock within the meaning of SEC Regulation S-K.  Members of the Committee should be suitably knowledgeable in matters pertaining to executive compensation.

The Committee may form, and delegate its authority to subcommittees as it deems appropriate.  The Committee also may delegate compensation functions to the Company’s human resources personnel and to external advisors, as it deems appropriate.  The Board may appoint the Committee’s Chairperson, but if the Board has not appointed a Chairperson, the Committee shall elect a Chairperson from among its members.

III. Compensation Committee Meetings

The Compensation Committee shall meet as often as may be deemed necessary or appropriate in its judgment, but not less frequently than 1 time annually, either in person or telephonically, and at such times and places as the Committee shall determine.  The Committee may request any officer or employee of the Company or the Company’s outside counsel to attend a meeting of the Compensation Committee or to meet with any members of, or consultants to, the Committee.  The Compensation Committee shall report its activities to the Board regularly.

V. Compensation Committee Responsibilities and Duties

The Committee shall have the following responsibilities:

•
Annually review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and recommend to the Board the CEO’s overall compensation levels based on this evaluation.  In evaluating the incentive components of CEO compensation, the Compensation Committee shall consider the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in past years.  Notwithstanding the foregoing, if any grant or award to the CEO is intended to qualify for the performance-based compensation exemption from the limitations on deductibility of executive compensation imposed by Section 162(m) of the Internal Revenue Code or any successor thereto, the Compensation Committee, or any independent subcommittee thereof, rather than the Board, shall approve such award, but it may refer such award to the Board for ratification.

•
At least annually, review and approve the annual base salaries and annual incentive opportunities of the CEO and the Senior Executives.  In addition, periodically and as and when appropriate, review and approve the following as they affect the CEO and the Senior Executives: (a) all other incentive awards and opportunities, including both cash-based and equity-based awards and opportunities; (b) any employment agreements and severance arrangements; and (c) any change-in-control agreements and change-in-control provisions affecting any elements of compensation and benefits.  Finally, the Compensation Committee shall review and approve any special or supplemental compensation and benefits for the CEO and the Senior Executives and persons who formerly served as the CEO and/or as Senior Executives, including supplemental retirement benefits and the perquisites provided to them during and after employment.

•
Monitor the Company’s compliance with the requirements under the Sarbanes-Oxley Act of 2002 relating to 401(k) plans and loans to directors and officers and with all other applicable laws affecting employee compensation and benefits.

•
Monitor and evaluate matters relating to the compensation and benefits structure of the Company as the Compensation Committee deems appropriate, including: (a) provide guidance to senior management on significant issues affecting compensation philosophy or policy, and (b) evaluate whether the risks arising from the Company’s compensation policies and practices for its employees would be reasonably likely to have a material adverse effect on the Company.

•	May form and delegate authority to subcommittees when appropriate.

•	Review and reassess the adequacy of this Charter periodically and recommend any proposed changes to the Board for approval.

•	Consult with the Chief Executive Officer and advise the Board with respect to senior management succession planning.

V. Outside Advisors

The Compensation Committee shall have the authority to retain such outside consultants or advisors as it determines appropriate to assist it in the performance of its functions, or to advise or inform the Committee, including sole authority to retain and terminate any compensation consultant used to assist the Committee in the evaluation of director, CEO or senior executive compensation, and to approve the consultant’s fees and other retention terms.

                                                                                                                         Appendix C
UTG, Inc.
2025 Stock Option Plan

Article 1 – Establishment and Purpose
1.1
Establishment of the Plan. UTG, Inc., a Delaware corporation (the “Company”) that has elected to be taxed as a Subchapter C Corporation, hereby established a stock option plan (as amended from time to time, the “Plan”) as set forth in this document.

1.2
Purpose of the Plan. The purposes of the Plan are to (a) enable the Company to attract and retain the types of Employees, Consultants and Managers who will contribute to the Company’s long-range success; and (b) promote the success of the Company’s business.

1.3
Effective Date of the Plan. The Plan was recommended by the Company’s Board on March 26, 2025 and approved by the Company’s shareholders on DATE and shall be effective as of such date (the “Effective Date”).

1.4
 Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date.  After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Article 2 – Definitions
Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:
2.1 - “Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, the Person in question, including any subsidiary. As used herein, the term “control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise. As used herein, the term “subsidiary” means any corporation, partnership, venture or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest.
2.2 – “Applicable Law” means any applicable law, including without limitation: (a) provisions of the Code, the Securities Act, the Exchange Act and any rules or regulations thereunder; and (b) corporate, securities, tax or other laws, statutes, rules, requirements or regulations, whether federal, state, local or foreign.
2.3 – “Award” means individually or collectively, a grant or award under this Plan of Options subject to the Plan’s terms.
2.4 – “Award Agreement” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the applicable Governing Committee which sets forth the terms and conditions of an Award. In the event of any inconsistency between the Plan and an Award Agreement, the terms of the Plan shall govern.
2.5 – “Beneficial Owner” or “Beneficial Ownership” has the meaning ascribed to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act.
2.6 – “Board of Directors” means the Board of Directors of UTG, Inc.
2.7 – “Capitalization Adjustments” means adjustments to Shares or Awards in accordance with Section 4.3.
2.8 – “Cause” means, except as otherwise defined in an Award Agreement, a Participant’s: (a) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationship the Company has with its counterparties; (b) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or proven dishonesty in the course of his or her employment or other service; (c) refusal to perform any lawful, material obligation or fulfill any duty (other than any duty or obligation of the type described in clause (e) below) to the Company or its Affiliates (other than due to a Disability), which refusal, if curable, is not cured within fifteen (15) days after delivery of written notice thereof; (d) material breach of any agreement with or duty owed to the Company or any of its Affiliates, which breach, if curable, is not cured within fifteen (15) days after the delivery of written notice thereof; or (e) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, non-solicitation or proprietary rights. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in that employment agreement, consulting agreement or other agreement.
2.9 – “Change in Control” shall be deemed to have occurred if:
(a) the consummation of a merger or consolidation of the Company with any other business entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;
(b) consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or any portion of an Award) that provides for the deferral of compensation that is subject to Section 409A of the Code, to the extent required to avoid the imposition of additional taxes under Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5).
The Board shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
2.10 – “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations issued thereunder.
2.11 – “Company” has the meaning set forth in Section 1.1.
2.12 – “Compensation Committee” is a committee of individual directors selected by the Board to determine compensation for Designated Executives.
2.13 – “Consultant” means any individual or entity who renders bona fide services to the Company or an Affiliate, other than as an Employee or Manager, provided that such services are not in connection with the offer or sale of securities in a capital-raising transaction that, directly or indirectly, promote or maintain a market for the Company’s or its Affiliates’ securities.
2.14 – “Designated Executives” shall mean the list of individuals identified by the Board of Directors, and as directed by the Board, has their compensation determined by the Compensation Committee.
2.15 – “Director” means a member of the UTG Board of Directors.
2.16– “Disability” means, with respect to an Participant, the inability of such Participant to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and shall be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
2.17 – “Effective Date” has the meaning set forth in Section 1.3.
2.18 – “Eligible Person” means any person who is an employee, officer, director, consultant, advisor or other individual service provider of the Company or any Affiliate.
2.19 – “Employee” means any person employed by the Company, its Affiliates and/or Subsidiaries; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.
2.20 – “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
2.21 – “Exercise Periods” has the meaning set forth in Section 6.3(a).
2.22 – “Exercise Price” means the price at which a Share may be purchased by the Participant pursuant to an Option, as determined by the applicable Governing Committee and set forth in the Award Agreement governing such Option.
2.23 – “Fair Market Value” means, as of the date of determination, the current market price of UTG, Inc. stock.
2.24 – “Governing Committee” means (a) the Board with respect to each Participant who is not a Designated Executive and (b) the Compensation Committee with respect to each Participant that is a Designated Executive.
2.25 – “Grant Date” means the date on which an Option has been issued pursuant to an award Agreement.
2.26 – “Incentive Stock Option- means an Option that is intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.
2.27 – “ISO” has the meaning set forth in Section 6.2.
2.28 – “Non-Qualified Stock Option” means an Option that, by its terms, does not qualify or is not intended to qualify as an Incentive Stock Option.
2.29 – “Notice of Exercise” means a form or forms designated by the applicable Governing Committee for a Participant to exercise Options during applicable Exercise Periods.
2.30 – “Option” means the right to purchase Shares granted to a Participant in accordance with Article 6. Options granted under the Plan may be Non-Qualified Stock Options, Incentive Stock Options or a combination thereof.
2.31 – “Participant” means an Eligible Person to whom an Award is granted under the Plan or, if applicable, such other person who holds an outstanding Award.
2.32 – “Permitted Transferee” shall mean, with respect to a Participant, any “family member” of the Participant, as defined in the General Instructions to Form S-8 Registration Statement under the Securities Act (or any successor form thereto), or to any other transferee specifically approved by the applicable Governing Committee.
2.33 – “Person” has the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
2.34 – “Plan” has the meaning set forth in Section 1.1.
2.35 – “Securities Act” means the Securities Act of 1933, as amended.
2.36 - “Shares” mean the common stock of the Company that is authorized and issued by the Company.
2.37 - “Shareholder” means any person or entity that is the record or beneficial owner of shares of the Company’s common stock, as reflected in the Company’s official stockholder records or as determined in accordance with applicable securities laws and regulations.
2.38 – “Subsidiary” means any corporation, partnership, venture, unincorporated association or other entity in which the Company holds, directly or indirectly, a fifty percent (50%) or greater ownership interest, provided, however, that with respect to an Incentive Stock Option, a Subsidiary must be a corporation. The applicable Governing Committee may, at its sole discretion, designate, on such terms and conditions as the applicable Governing Committee shall determine, any other corporation, partnership, limited liability company, venture, or other entity a Subsidiary for purposes of this Plan.
2.39 – “Ten Percent Owner” means a person who owns, or is deemed within the meaning of Section 424(d) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.
2.40 – “Termination of Employment” or a similar reference means the event where the Employee is no longer an Employee of the Company or of any Subsidiary, including but not limited to where the employing company ceases to be a Subsidiary. With respect to any Participant who is not an Employee, “Termination of Employment” shall mean cessation of the performance of services. With respect to any Award that provides “non-qualified deferred compensation” within the meaning of Section 409A of the Code, “Termination of Employment” shall mean a “separation from service” as defined under Section 409A of the Code. Military or sick leave or other bona fide leave shall not be deemed a termination of employment, provided that it does not exceed the longer of three (3) months or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.
2.41 – “Treasury Regulation” or “Treas. Reg.” means any regulation promulgated under the Code, as such regulation may be amended from to time to time.
2.42 – “Withholding Taxes” means all applicable taxes, including but not limited to income, payroll, employment, medicare, and social insurance taxes, as shall be required to be withheld by the Company under federal, state or local law.

Article III – Administration
3.1 – Governing Committee. - Except as otherwise provided herein, the Plan shall be administered by the applicable Governing Committee. Notwithstanding the foregoing, each applicable Governing Committee may delegate its authority hereunder to the extent permitted by Section 3.4.

3.2 – Award Deadline. - No Award may be made under the Plan after the tenth (10th) anniversary of the Effective Date.
3.3 – Committee Decisions Final. - The act or determination of a majority of the applicable Governing Committee members shall be the act or determination of the applicable Governing Committee and any decision reduced to writing and signed by a majority vote of the members of the applicable Governing Committee shall be fully effective as if it had been made by a majority at a meeting duly held. The applicable Governing Committee may employ attorneys, consultants, accountants, agents, and other persons, and the applicable Governing Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the applicable Governing Committee pursuant to the provisions of the Plan and all related orders or resolutions shall be final and binding upon the Participants, the Company, and all other interested persons, including but not limited to the Company, its Shareholders, Employees, Participants, and their respective estates and beneficiaries.
3.4 – Delegation of Authority. - The applicable Governing Committee may from time to time delegate to a committee of one or more members of the Board, one or more members of the Compensation Committee, or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Article 3; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by officers of the Company (or directors) to whom authority to grant or amend Awards has been delegated hereunder; provided, further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Applicable Law. Any delegation hereunder shall be subject to the restrictions and limits that the applicable Governing Committee specifies at the time of such delegation, and the applicable Governing Committee, as applicable, may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 3.4 shall serve in such capacity at the pleasure of the applicable Governing Committee, as applicable, and the applicable Governing Committee may abolish any committee or terminate the authority of any delegatee at any time and re-vest in itself any previously delegated authority.

3.5 – Indemnification. - To the extent allowable pursuant to Applicable Law, each member of the applicable Governing Committee shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 4 – Shares Subject to the Plan

4.1 – Number of Shares. - Subject to adjustment as provided in Sections 4.2 and 4.3, the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan shall be the sum of 300,000 Shares. The Governing Committee has the discretion at the time of granting, to offer Incentive Stock Option Shares or Non-Qualified Stock Option Shares, in accordance with applicable law and regulations.

4.2 – Share Accounting. - If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture are forfeited under the terms of the Plan or the relevant Award, the Shares allocable to the terminated portion of such Award or such forfeited Shares shall again be available for issuance under the Plan.

4.3 – Adjustments in Authorized Plan Shares and Outstanding Awards. - In the event of any merger, reorganization, consolidation, recapitalization, separation, split-up, spin-off, liquidation, Share combination, Share split, Share dividend, an extraordinary cash distribution on Shares, a corporate separation or other reorganization or liquidation or other change in the corporate or capital structure of the Company affecting the Shares, an adjustment shall be made in a manner consistent with Sections 422 and 424(h)(3) of the Code for Incentive Stock Options and in a manner consistent with Section 409A of the Code for Non-Qualified Stock Options and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and/or the number of outstanding Options constituting outstanding Awards, as may be determined to be appropriate and equitable by the Board, in its sole discretion, to prevent dilution or enlargement of rights. The Board shall also adjust any available Shares in reserve accordingly. The Board may make adjustments in the terms and conditions of, and the criteria included in Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in Applicable Laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan and such adjustments are permitted by Applicable Laws. Adjustments under this Section 4.3 shall be consistent with Sections 422, 424, and 409A of the Code and adjustments pursuant to determination of the Board shall be conclusive and binding on all Participants under the Plan.

Article 5 – Eligibility and Participation

Subject to the provisions of the Plan, the applicable Governing Committee may, from time to time, select from all Eligible Persons, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award. In making this determination, the applicable Governing Committee may consider any factors it deems relevant, including without limitation, the office or position held by a Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary or Affiliate, the Participant’s length of service, promotions and potential. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award. In addition, there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the applicable Governing Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

Article 6 – Options

6.1 – Grant of Options. - Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms and conditions, and at any time and from time to time as shall be determined by the applicable Governing Committee, in its sole discretion, subject to the limitations set forth in Article 4 and the following terms and conditions:

(a)
Award Agreement. - Each Option grant shall be evidenced by an Award Agreement that shall specify the terms and conditions of the Option, including the Exercise Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the applicable Governing Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option.

(b)
Exercise Period. - Unless a shorter period is otherwise provided by the applicable Governing Committee at the time of grant, each Option will expire on the tenth (10th) anniversary date of its Grant Date or on the fifth (5th) anniversary of its Grant Date if the Participant is a Ten Percent Owner.

(c)
Exercise Price.  - Unless a greater Exercise Price is determined by the applicable Governing Committee, the Exercise Price for each Option awarded under this Plan shall be equal to one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

(d)
Vesting of Options. - A grant of Options shall vest at such times and under such terms and conditions as determined by the applicable Governing Committee including, without limitation, suspension of a Participant’s vesting during all or a portion of a Participant’s leave of absence.

6.2 – Limitations on Incentive Stock Options. - In addition to the general requirements of Article 6, the terms of any Incentive Stock Option (“ISO”) granted pursuant to the Plan must comply with the provisions of this Section 6.2.

(a)
ISO Eligibility. - ISOs may be granted only to Employees of the Company or of any parent or subsidiary corporation (as permitted under Sections 422 and 424 of the Code). No ISO Award may be made pursuant to this Plan after the tenth (10th) anniversary of the Effective Date. Shareholder approval has heretofore been obtained to issue ISOs in accordance with this Plan.

(b)
ISO Individual Dollar Limitation. - The aggregate Fair Market Value (determined as of the date the Option is granted) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed one hundred thousand dollars ($100,000.00) or such other limitation as imposed by Section 422(d) of the Code. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c)	ISO Expiration. – An ISO will expire and may not be exercised to any extent by anyone after the first to occur of the following events:

i.	Participant is terminated for Cause;

ii.
During any cure period after an alleged termination for Cause has been asserted by the Company unless and until the Participant satisfies the requirements during such Cure Period and is not terminated for Cause;

iii.
Three (3) months after the date of the Participant’s Termination of Employment other than on account of Disability or death. Whether a Participant continues to be an employee shall be determined in accordance with Treas. Reg. Section 1.421-1(h)(2); and

iv.
One (1) year after the date of the Participant’s Termination of Employment on account of Disability or death. Upon the Participant’s Disability or death, any ISOs exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such ISO or dies intestate, by the person or persons entitled to receive the ISO pursuant to the Applicable Laws of descent and distribution.

Any ISO that remains exercisable pursuant to a Participant’s agreement with the Company following Termination of Employment and is unexercised more than one (1) year following Termination of Employment by reason of death or Disability or more than three (3) months following Termination of Employment for any reason other than death or Disability will thereafter be deemed to be a Non-Qualified Stock Option.

(d)
Ten Percent Owners. - In the case of an ISO granted to a Ten Percent Owner, such ISO shall be granted at an exercise price that is not less than one hundred and ten percent (110%) of Fair Market Value on the Grant Date and, unless a shorter period is otherwise provided by the applicable Governing Committee at the time of grant, each ISO will expire on the fifth (5th) anniversary of its Grant Date.

(e)
Notification of Disposition. - If a Participant disposes of Shares acquired upon exercise of an ISO within two (2) years from the date the Option is granted or within one (1) year after the issuance of such Shares to the Participant, the Participant shall notify the Company of such disposition and provide information regarding the date of disposition, sale price, number of Shares disposed of, and any other information relating thereto that the Company may reasonably request.

(f)	Right to Exercise. During a Participant’s lifetime, Incentive Stock Options may be exercised only by the Participant.

(g)
Failure to Meet ISO Requirements. - If an Option is intended to be an Incentive Stock Option, and if, for any reason, such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such non-qualification, such Option (or portion thereof) shall be regarded as a Non-Qualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan’s requirements relating to Non-Qualified Stock Options.

6.3 Exercise of Options.

(a)
Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the applicable Governing Committee shall in each instance approve, which need not be the same for each grant or for each Participant. If an Option expires on a day or at a time when exercises are not permitted, then, if permitted by Applicable Law, the Options may be exercised no later than the immediately preceding date and time that the Options were exercisable.

(b)
An Option shall be exercised by providing a Notice of Exercise to the designated agent selected by the Company (if no such agent has been designated, then to the Company), in the manner and form determined by the Company, which notice shall be irrevocable, setting forth the exact number of Shares with respect to which the Option is being exercised and including with such notice payment of the Exercise Price, as applicable. When an Option has been transferred, the Company or its designated agent may require appropriate documentation that the person or persons exercising the Option, if other than the Participant, has the right to exercise the Option. No Option may be exercised with respect to a fraction of a Share.

(c)
No Option, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended (the “FLSA”), shall be first exercisable for any Shares until at least six months following the Grant Date of the Option. Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, (i) upon the Optionholder’s death or Disability, (ii) upon a Change in Control, or (iii) upon the Optionholder’s retirement (in accordance with the Company’s then current employment policies and guidelines), any such vested Options may be exercised earlier than six months following the Grant Date. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be excluded from his or her regular rate of pay for purposes of the FLSA.

6.4 Termination of Employment. - Unless otherwise provided by the applicable Governing Committee in the applicable Award Agreement, the following limitations on the exercise of Options shall apply upon Termination of Employment:

(a)
Termination by Death or Disability. - In the event of the Participant’s Termination of Employment by reason of death or Disability, all outstanding Options granted to such Participant which are vested and exercisable as of the effective date of Termination of Employment by reason of death or Disability may be exercised, if at all, by the last day of the Exercise Period that ends immediately following such Termination of Employment, unless the Options, by their terms, expire earlier. All unvested Options granted to such Participant shall immediately become forfeited.

(b)
Involuntary Termination Without Cause. - If a Participant’s Termination of Employment is by involuntary termination without Cause, all Options held by such Participant that are vested and exercisable at the time of the Participant’s Termination of Employment may be exercised, if at all, before the last day of the Exercise Period that ends immediately following such Termination of Employment, but in no event beyond the expiration of the stated term of such Options. All Options held by the Participant which are not vested on or before the effective date of Termination of Employment shall immediately be forfeited to the Company (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(c)
Termination for Cause. - If the Participant’s Termination of Employment (i) is by the Company for Cause or (ii) is a voluntary Termination (as provided in Subsection (c) above) after the occurrence of an event that would be grounds for Termination of Employment for Cause, all outstanding Options held by the Participant shall immediately be forfeited to the Company and no additional exercise shall be allowed, regardless of the vested status of the Options (and the Shares subject to such forfeited Options shall once again become available for issuance under the Plan).

(d)	Other Terms and Conditions. A Participant holding an Option is not eligible to receive dividends or dividend equivalents.

6.5 Payment. - The applicable Governing Committee shall determine the methods by which payments by any Participant with respect to any Awards granted under the Plan may be paid and the form of payment. Unless otherwise determined by the applicable Governing Committee, the Exercise Price shall be paid in full at the time of exercise. No Shares shall be issued or transferred until full payment has been received or the next business day thereafter, as determined by the Company. The applicable Governing Committee may, from time to time, determine or modify the method or methods of exercising Options or the manner in which the Exercise Price is to be paid. Unless otherwise provided by the applicable Governing Committee in full or in part, to the extent permitted by Applicable Law, payment may be made by any of the following:

(a)	Cash or certified check or bank check payable to the Company;

6.6 Withholding Taxes. - An express condition precedent to the exercise of any Non-Qualified Stock Option and the issuance of the associated Shares to a Participant, shall be such Participant’s tendering a cash payment to the Company (contemporaneously with such issuance) in the amount of Withholding Taxes that the applicable Governing Committee determines will be owed on account of such exercise and such issuance. Notwithstanding the foregoing, the applicable Governing Committee may permit, in lieu of or in combination with a cash payment to the Company, a Participant to surrender to the Company a portion of the issued Shares, the Fair Market Value of which equals the Company’s obligations for remitting Withholding Taxes on account of a Participant’s exercise of any Non-Qualified Stock Option.

Article 7 – Change in Control

7.1 Vesting Upon Change in Control. - For the avoidance of doubt, the applicable Governing Committee may not accelerate the vesting and exercisability (as applicable) of any outstanding Awards, in whole or in part, solely upon the occurrence of a Change in Control except as provided in this Section 7.1. In the event of a Change in Control after the date of the adoption of the Plan, then notwithstanding any other provision of the Plan, the applicable Governing Committee shall take one or more of the following actions with respect to Options, contingent upon the closing or completion of the Change in Control:

(a)
arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Option or to substitute a similar stock award for the Option (including, but not limited to, an award to acquire the same consideration paid to the Members of the Company pursuant to the Change in Control);

(b)
arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Shares issued pursuant to the Option to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(c)
accelerate the vesting, in whole or in part, of the Option (and, if applicable, the time at which the Option may be exercised) to a date prior to the effective time of such Change in Control as the Governing Committee shall determine (or, if the Governing Committee shall not determine such a date, to the date that is five (5) days prior to the effective date of the Change in Control), with such Option terminating if not exercised (if applicable) at or prior to the effective time of the Change in Control;

(d)	arrange for the lapse of any reacquisition or repurchase rights held by the Company with respect to the Option;

(e)
cancel or arrange for the cancellation of the Option, to the extent not vested or not exercised prior to the effective time of the Change in Control, in exchange for such cash consideration, if any, as the Governing Committee, in its sole discretion, may consider appropriate; or

(f)
make a payment, in such form as may be determined by the Governing Committee equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Option, over (B) any exercise price payable by such Participant in connection with such exercise.

The applicable Governing Committee need not take the same action or actions with respect to all Options or portions thereof or with respect to all Participants.

7.2 Termination of Employment Upon a Change in Control. - Subject to the provisions of Section 7.1, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company or Affiliate and a Participant, upon a Participant’s involuntary Termination of Employment without Cause on or within one (1) year following a Change in Control, unless prohibited by Applicable Law, all outstanding Awards shall immediately become fully vested and exercisable.

Article 8 – Amendment, Modification, and Termination

8.1 Amendment, Modification, and Termination of Plan. - At any time and from time to time, the Board may amend, modify, alter, suspend, discontinue or terminate the Plan, in whole or in part, without Shareholder approval; provided, however, that (a) to the extent necessary and desirable to comply with any Applicable Law, regulation, or stock exchange rule, the Company shall obtain Shareholder Approval of any Plan amendment in such a manner and to such a degree as required, and (b) Shareholder approval is required for any amendment to the Plan that (i) increases the number of Shares available under the Plan (other than any automatic increase as provided by Section 4.1, any adjustment as provided by Section 4.3) or the number of Shares available for issuance as ISOs, or (ii) permits the applicable Governing Committee to grant Options with an Exercise Price that is below Fair Market Value on the date of grant, or (iii) permits the applicable Governing Committee to extend the exercise period for an Option beyond ten (10) years from the date of grant, or (iv) results in a material increase in benefits or a change in eligibility requirements, or (v) changes the granting corporation or (vi) changes the type of Share.

8.2 Amendment of Awards. - Subject to Section 4.3 and Section 8.1, at any time and from time to time, the applicable Governing Committee may amend the terms of any one or more outstanding Awards, provided that the Award as amended is consistent with the terms of the Plan or if necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, without limitation, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder.

8.3 Repricing and Backdating Prohibited. - Notwithstanding anything in this Plan to the contrary, except as provided under Section 4.3 and Section 8.2, neither the applicable Governing Committee nor any other person may (i) amend the terms of outstanding Options to reduce the exercise or grant price of such outstanding Options; (ii) cancel outstanding Options in exchange for Options with an exercise or grant price that is less than the exercise price of the original Options; or (iii) cancel outstanding Options with an exercise or grant price above the current Share price in exchange for cash or other securities. In addition, the applicable Governing Committee may not make a grant of an Option with a Grant Date that is effective prior to the date the applicable Governing Committee takes action to approve such Award.

Article 9 – General Provisions Applicable to Awards

9.1 Limits on Transfer. –

(a)	Except as otherwise provided in Section 9.1(b):

i.
no Award may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution or pursuant to a domestic relations order, unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed;

ii.
no Award or interest or right therein shall be liable for or otherwise subject to the debts, contracts or engagements of the Participant or the Participant’s successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) unless and until such Award has been exercised, or the Shares underlying such Award have been issued, and all restrictions applicable to such Shares have lapsed, and any attempted disposition of an Award prior to satisfaction of these conditions shall be null and void and of no effect, except to the extent that such disposition is permitted by Section 9.1(a)(i); and

iii.
during a Participant’s lifetime, only the Participant or the Participant’s guardian or legal representative may exercise an Award (or any portion thereof) granted to him or her under the Plan, unless it has been disposed of pursuant to a domestic relations order. If an Option disposed of pursuant to a domestic relations order is an Incentive Stock Option, such Option may be deemed to be a Non-Qualified Stock Option as a result of such transfer. After a Participant’s death, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by such Participant’s personal representative or by any person empowered to do so under the deceased Participant’s will or under the then Applicable Laws of descent and distribution.

(b)
Notwithstanding Section 9.1(a), the applicable Governing Committee, in its sole discretion, may determine to permit a Participant or a Permitted Transferee of such Participant to transfer an Award other than an Incentive Stock Option (unless such Incentive Stock Option is intended to become a Non-Qualified Stock Option) to any one or more Permitted Transferees of such Participant without consideration, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than (A) to another Permitted Transferee of the applicable Participant or (B) by will or the laws of descent and distribution or, subject to the consent of the applicable Governing Committee, pursuant to a domestic relations order; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Participant (other than the ability to further transfer the Award to any person other than another Permitted Transferee of the applicable Participant); and (iii) the Participant (or transferring Permitted Transferee) and the receiving Permitted Transferee shall execute any and all documents requested by the applicable Governing Committee, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under Applicable Law and (C) evidence the transfer. In addition, and further notwithstanding Section 9.1(a), hereof, the applicable Governing Committee, in its sole discretion, may determine to permit a Participant to transfer Incentive Stock Options to a trust that constitutes a Permitted Transferee if, under Section 671 of the Code and other Applicable Law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held in the trust.

9.2 Beneficiaries. - Notwithstanding Section 9.1, if provided in the applicable Award Agreement, a Participant may, in the manner determined by the applicable Governing Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the applicable Governing Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the applicable Governing Committee.

9.3 Forfeiture Events/Representations. - The applicable Governing Committee may specify in an Award Agreement at the time of the Award that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.

9.4 No Fractional Shares. - No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The applicable Governing Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

9.5 Reservation of Rights. - The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

Article 10 – Successors

All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 11 – Miscellaneous Provisions

11.1 Substitute Awards in Change in Controls. - Nothing contained in the Plan shall be construed to limit the right of the applicable Governing Committee to grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity. Without limiting the foregoing, the applicable Governing Committee may grant Awards under the Plan to an employee or director of another corporation who becomes an Eligible Person by reason of any such corporate transaction in substitution for awards previously granted by such corporation or entity to such person. The terms and conditions of the substitute Awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the applicable Governing Committee deems necessary for such purpose. Any Shares subject to these substitute Awards shall not be counted against the Share reserve set forth in Article 4 of the Plan.

11.2 409A Compliance. - It is intended that all Awards issued under the Plan be in a form and administered in a manner that will comply with the requirements of Section 409A of the Code, or the requirements of an exception to Section 409A of the Code, and the Award Agreement and this Plan will be construed and administered in a manner that is consistent with and gives effect to such intent. The applicable Governing Committee is authorized to adopt rules or regulations deemed necessary or appropriate to qualify for an exception from or to comply with the requirements of Section 409A of the Code. With respect to an Award that constitutes a deferral of compensation subject to Section 409A of the Code: (a) if any amount is payable under such Award upon a termination of service, a termination of service will be treated as having occurred only at such time the Participant has experienced a “separation from service” as such term is defined for purposes of Section 409A of the Code; (b) if any amount is payable under such Award upon a disability, a disability will be treated as having occurred only at such time the Participant has experienced a “disability” as such term is defined for purposes of Section 409A of the Code; (c) if any amount is payable under such Award on account of the occurrence of a Change in Control, a Change in Control will be treated as having occurring only at such time a “change in the ownership or effective control of the corporation or in the ownership of a substantial portion of the assets of the corporation” has occurred as such terms are defined for purposes of Section 409A of the Code, (d) if any amount becomes payable under such Award on account of a Participant’s separation from service at such time as the Participant is a “specified employee” within the meaning of Section 409A of the code, then no payment shall be made, except as permitted under Section 409A of the code, prior to the first business day after the earlier of (i) the date that is six months after the date of the Participant’s separation from service or (ii) the Participant’s death, (e) any right to receive any installment payments under this Plan shall be treated as a right to receive a series of separate payments and, accordingly, each installment payment hereunder shall at all times be considered a separate and distinct payment, and (f) no amendment to or payment under such Award will be made except and only to the extent permitted under Section 409A of the Code.
Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of non-compliance with Section 409A of the Code.

11.3 Unfunded Status of the Plan. - The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of ERISA. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the applicable Governing Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments with respect to Options, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
11.4 Nonexclusivity of the Plan. - The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Board or the Compensation Committee to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

11.5 Limitation of Rights in Shares. - A Participant shall not be deemed for any purpose to be a shareholder of the Company with respect to any of the Shares subject to an Award, unless and until Shares shall have been issued therefor and delivered to the Participant or such Participant’s agent.

11.6 Employment Not Guaranteed. - Nothing in the Plan shall interfere with or limit in any way the right of the Company (or any Affiliate) to terminate any Participant’s Employment at any time, nor confer upon any Participant any right to continue in the employ of the Company (or any Affiliate), subject to the terms of any separate employment, consulting or other governing agreement or provision of law to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the Participant’s employment or other association with the Company and its Affiliates.

11.7 Other Compensation Arrangements. - Nothing contained in this Plan shall prevent the Board or the Compensation Committee from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

11.8 Gender and Number. - Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

11.9 Plan Headings. - The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions thereof.

11.10 Severability. - In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

11.11 Requirements of Law. - The granting of Awards and the issuance of Shares under the Plan shall be subject to Applicable Law and to such approvals by any governmental agencies or national securities exchanges as may be required.

11.12 Errors. At any time the Company may correct any error made under the Plan without prejudice to the Company. Such corrections may include, among other things, changing or revoking an issuance of an Award.

11.13 Elections and Notices. Notwithstanding anything to the contrary contained in this Plan, all elections and notices of every kind shall be made on forms prepared by the Company, or its delegates or shall be made in such other manner as permitted or required by the Company, or its delegates, including but not limited to elections or notices through electronic means, over the Internet or otherwise. An election shall be deemed made when received by the Company (or its designated agent, but only in cases where the designated agent has been appointed for the purpose of receiving such election), which may waive any defects in form. The Company may limit the time an election may be made in advance of any deadline.  Where any notice or filing required or permitted to be given to the Company under the Plan, it shall be delivered to the principal office of the Company, directed to the attention of the Chief Financial Officer of the Company or his or her successor. Such notice shall be deemed given on the date of delivery.  Notice to the Participant shall be deemed given when mailed to the Participant’s work or home address as shown on the records of the Company or, at the option of the Company, to the Participant’s e-mail address as shown on the records of the Company. It is the Participant’s responsibility to ensure that the Participant’s addresses are kept up to date on the records of the Company. In the case of notices affecting multiple Participants, the notices may be given by general distribution at the Participants’ work locations.

11.14 Governing Law. - To the extent not preempted by Federal law, the Plan, and all awards and agreements hereunder, and any and all disputes in connection therewith, shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Kentucky, without regard to conflict or choice of law principles which might otherwise refer the construction, interpretation or enforceability of this Plan to the substantive law of another jurisdiction.

11.15 Venue. - The Company and the Participant to whom an Award under this Plan is granted, for themselves and their successors and assigns, irrevocably submit to the exclusive and sole jurisdiction and venue of the state or federal courts located in (or having jurisdiction over) Lincoln County, Kentucky with respect to any and all disputes arising out of or relating to this Plan, the subject matter of this Plan or any awards under this Plan, including but not limited to any disputes arising out of or relating to the interpretation and enforceability of any awards or the terms and conditions of this Plan.

11.16 No Obligation to Notify. - The Company shall have no duty or obligation to any holder of an Option to advise such holder as to the time or manner of exercising such Option. Furthermore, the Company shall have no duty or obligation to warn or otherwise advise such holder of a pending transaction or expiration of an Option or a possible period in which the Option may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Option to the holder of such Option.

205 North Depot Street Stanford, KY 40484 217-241-6410 www.utgins.com Proxy Material Enclosed

                                                                     May 15, 2025

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting To Be Held On June 27, 2025

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at www.utgins.com/investors.

If you want to receive a paper or e-mail copy of these documents, you must request one.  There is no charge to you for requesting a copy.  Please make your request for a copy as instructed below on or before June 17, 2025 to facilitate timely delivery.

The 2025 Annual Meeting of Shareholders of UTG, Inc. will be held at the offices of UTG, Inc., 205 North Depot Street, Stanford, Kentucky 40484, on Friday, June 27, 2025, at 9:30 a.m. eastern time.

At the meeting, shareholders will act to elect seven directors, to vote on the UTG Stock Option Plan, to approve, on a non-binding, advisory basis, the compensation of UTG’s named executive officers, to vote, on a non-binding, advisory basis, on the frequency of future non-binding, advisory votes on the compensation of UTG’s named executive officers and to vote upon such other business as may properly be brought before the meeting.

Your vote is important. Whether or not you plan to attend the meeting, please review the Proxy Statement and Annual Report at www.utgins.com/investors.  Complete the proxy form and return it promptly to Stock Transfer, UTG, Inc., 205 North Depot Street, Stanford, KY 40484.

Please call 1-217-241-6410 or e-mail stock.transfer@utgins.com to request a paper copy or you may download the Proxy Statement and Annual Report from www.utgins.com/investors.

Directions:  From US Highway 150, take US Highway 27 to Main Street to Depot Street.  Parking and entrance behind building.  GPS address: 205 North Depot Street, Stanford, KY.

Our Stock Transfer Department is available to assist you with changes or questions concerning your account.
Lost Certificate	Notification of a lost stock certificate must be made in writing.
Address	Notification of shareholder address changes must be made in writing. If your address has changed or should change in the future, please give us your new address below.
Your name
(Old Address) - Street
City	State	Zip
(New Address) - Street
City	State	Zip
Date new address in effect	Signature

Registration		A change in registration is needed because of:
☐	Marriage	☐	Divorce
☐	Death of a tenant	☐	Establishment of a trust
☐	Remove custodian	☐	Other – Explain

For instructions about your specific situation, contact our Stock Transfer Department by phone at (217) 241-6410, by writing to UTG, Inc., Attn: Stock Transfer Department, 205 North Depot Street, Stanford, KY 40484 or through our website at www.utgins.com.

Signature			Date
Signature			Date
Account #
PROXY FORM		PROXY FORM
UTG, Inc. Annual Meeting of Shareholders – To be Held June 27, 2025 THE BOARD OF DIRECTORS SOLICITS THIS PROXY
The undersigned hereby appoints Jesse T. Correll and Bradley J. Betack, or either of them, the attorneys and proxies with full power of substitution and revocation to represent and to vote, as designated below, all the shares of common stock of the Company held of record by the undersigned on April 30, 2025 at the annual meeting of shareholders to be held at the offices of UTG, Inc., 205 North Depot Street, Stanford, Kentucky 40484, on Friday, June 27, 2025 at 9:30 a.m., or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND FOR 1 YEAR FOR PROPOSAL 4.

Please sign exactly as your name appears on the form and date and mail the proxy promptly. When signing as an attorney, executor, administrator, trustee or guardian, please give your full title as such. If shares are held jointly, both owners must sign. If a corporation, please sign in full corporate name by President and other authorized officer. If a partnership, please sign in partnership name by authorized person.

		For	Withhold Authority	For All Except
1.
To elect all Director Nominees to serve on the Board of Directors. The nominees are:
Jesse T. Correll, Preston H. Correll, John M. Cortines, Thomas F. Darden, II, Howard L. Dayton Jr., Thomas E. Harmon, Gabriel J. Molnar
__________________________________________________________

		☐	☐	☐

*Exceptions:  To vote for all director nominees, mark the "For" box.  To withhold voting for all nominees, mark the "Withhold Authority" box.  To withhold voting for a particular nominee, mark the "For All Except" box and enter name(s) of the exception(s) in the space provided.  Your shares will be voted for the remaining nominees.

		For	Against	Abstain
2.	To approve the proposed UTG, Inc. stock option plan.	☐	☐	☐
		For	Against	Abstain
3.	To approve on a non-binding advisory basis, the compensation of the Company’s named executive officers as described in the proxy statement.	☐	☐	☐
1 year 2 years 3 years Abstain
4.		Non-binding, advisory vote on the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers. ☐ ☐ ☐ ☐
5.		In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.
Account Number: Registration:	Number of Shares:
	Signature		Date
	Signature		Date